Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]	Intangible Assets and Goodwill
The following table summarizes intangible assets, net (in thousands):

	December 31,
	2021	2020
Developed technology	$10,344	$13,117
Supplier agreements	68,147	1,560
Channel partner relationships	730	730
Capitalized development costs(1)	103	3,116
Customer relationships	380	380
	79,704	18,903
Accumulated amortization:
Developed technology	(10,344)	(13,117)
Supplier agreements	(5,289)	(43)
Channel partner relationships	(598)	(477)
Capitalized development costs(1)	(103)	(2,518)
Customer relationships	(353)	(340)
	(16,687)	(16,495)
Total finite-lived assets, net	63,017	2,408
Indefinite-lived intangible assets - trade names	—	200
Total intangible assets, net	$63,017	$2,608
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(1)    Includes the impact of foreign currency exchange rate fluctuations.
Amortization expense of intangible assets was $5.7 million, $1.0 million, and $1.0 million for the years ended December 31, 2021, 2020 and 2019, respectively. Estimated amortization expense for intangible assets is approximately $27.1 million, $8.6 million, $8.6 million, $8.6 million and $8.6 million in fiscal 2022, 2023, 2024, 2025 and 2026, respectively.
Hertford Asset Acquisition
On July 31, 2021, the Company entered into an agreement (the “Hertford Agreement”) with Hertford Advisors Ltd. (“Hertford”), a privately held company that provides turnkey mining solutions, to provide an exclusive right to assume all of Hertford’s rights to a number of cryptocurrency mining hardware agreements (the “Equipment Agreements”) and the right to complete negotiations to secure a long-term contract for 200,000 square foot crypto mining facility (the “Mining Facility Agreement”). The Company has assumed and executed the first Equipment Agreement directly with the manufacturer, for the purchase of up to 60,000 new cryptocurrency mining machines, with deliveries to commence in January 2022 and continue over the course of the next 12 months. In exchange for the assignment of the Equipment Agreements and the Mining Facility Agreement, for which the Company has the right, but not the obligation, to complete, and subject to receipt of all necessary regulatory approvals and execution of definitive agreements, the Company issued to Hertford common shares and preferred shares of the Company. On August 12, 2021, the Company issued 4,500,000 common shares with a fair value of $11.4 million to Hertford in satisfaction of assignment of the Equipment Agreements and the Mining Facility Agreement to the Company. The Company applied a 25% discount for lack of marketability of common shares for the six-month restriction based on a put option pricing model using volatility of 140% and a risk-free rate of 0.05%. The Company has subsequently determined not to proceed with the Mining Facility Agreement and certain Equipment Agreements. On October 1, 2021, the Company issued
96,000 Series H Preferred Shares with a fair value of $42.4 million to Hertford. The issuance of the Series H Preferred Shares was triggered by the Company’s deposit made to FuFu Technology Limited (“BitFuFu”) for digital mining hardware and other equipment. Additional consideration will be granted as other key milestones are achieved. The common shares issued by the Company are subject to lock up and leak out agreements for a period of two years, with the initial release starting six months from the anniversary of the Hertford Agreement. The Company issued 135,000 common shares in satisfaction of a $456,000 finder’s fee to Majestic Dragon Financial Services Ltd. which is included in general and administrative expense in the consolidated statements of operations.
Supplier Agreement Acquisition
On August 3, 2020, Dale Allan Peters (“Peters”), as the beneficial shareholder of 101250 Investments Ltd. (“101 Invest”), a company existing under the laws of the Turks & Caicos Islands and a water partner of Rainmaker, entered into a Share Purchase Agreement (the “101 Invest Purchase Agreement”) with the Company. As a result of the 101 Invest Purchase Agreement, 101 Invest is a wholly-owned subsidiary of the Company. Under the terms of the 101 Invest Purchase Agreement, the Company issued 480,000 common shares at $3.25 per share to Greenfield Investments Ltd. for a purchase price of $1,560,000. The Company held back and retained 96,000 of the common shares for a six-month period from the closing date in support of any breaches of representations and warranties by Peters under the 101 Invest Purchase Agreement (the “Escrow Shares”). The Company released the Escrow Shares to Peters in February 2021. 101 Invest has exclusive rights to deliver the Rainmaker water solution to three Turks and Caicos island communities - Plantation Hills, Blue Sky and Village Estates.
Impairment of Goodwill
Goodwill at December 31, 2021 and 2020 was nil and $1.4 million, respectively, which consisted of goodwill from prior acquisitions. In October 2021, the Company disposed of its SnapServer® product line and removed the related goodwill of $863,000 and is included in the net gain on sale of the asset. The Company performed qualitative impairment evaluations on its remaining goodwill as of December 31, 2021 and determined that there was indications that the goodwill was impaired and recorded an impairment charge of $522,000 for the year ended December 31, 2021.
Impairment of Intangible Assets
In 2021, primarily as a result of the Company’s disposal of its SnapServer® product line, it was determined the carrying value of finite-lived intangible assets exceeded its estimated fair value. In measuring fair value, the Company used an excess of earnings approach. The Company compared the indicated fair value to the carrying value of its finite-lived assets, and as a result of the analysis, an impairment charge of $298,000 was recorded for developed technology for the year ended December 31, 2021.
In 2020, primarily as a result of the Company’s change in revenue projection for its SnapServer® product line, it was determined the carrying value of finite-lived intangible assets exceeded its estimated fair value. In measuring fair value, the Company used an excess of earnings approach. The Company compared the indicated fair value to the carrying value of its finite-lived assets, and as a result of the analysis, an impairment charge of $206,000 was recorded for developed technology for the year ended December 31, 2020.
In 2020 and 2019, primarily as a result of the Company’s change in revenue projection for its SnapServer® product line, it was determined the carrying value of indefinite-lived intangible assets exceeded its estimated fair value. In measuring fair value, the Company used a relief-from-royalty approach. The Company compared the indicated fair value to the carrying value of its indefinite-lived assets, and as a result of the analysis, an impairment charge of $80,000 and $70,000 was recorded to indefinite-lived trade names for the years ended December 31, 2020 and 2019, respectively.